Second Quarter 2023 Earnings Call

2 Forward-Looking Statements This presentation may contain various statements about Renasant Corporation (“Renasant,” “we,” “our,” or “us”) that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about our future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. We believe these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions about future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements; such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) Renasant’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, factoring and mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) Renasant’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or the repayment ability of individual borrowers or issuers of investment securities, or the impact of interest rates on the value of our investment securities portfolio; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) changes in the sources and costs of the capital we use to make loans and otherwise fund our operations, due to deposit outflows, changes in the mix of deposits and the cost and availability of borrowings; (xiii) general economic, market or business conditions, including the impact of inflation; (xiv) changes in demand for loan products and financial services; (xv) concentration of credit exposure; (xvi) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvii) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xviii) civil unrest, natural disasters, epidemics (including the re-emergence of the COVID- 19 pandemic) and other catastrophic events in our geographic area; (xix) the impact, extent and timing of technological changes; and (xx) other circumstances, many of which are beyond management’s control. Management believes that the assumptions underlying our forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in Renasant’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov. We undertake no obligation, and specifically disclaim any obligation, to update or revise our forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

Overview Note: Financial data as of June 30, 2023 (1) Total revenue is calculated as net interest income plus noninterest income. Company Snapshot Loans and Deposits by State Assets: $17.2 billion Loans: 11.9 Deposits: 14.1 Equity: 2.2 3 MS 19% AL 29% FL 7% Other 1% GA 29% TN 15% Loans MS 39% AL 14% FL 3% GA 32% TN 12% Deposits 89% 4% 5% 2% YTD Total Revenue(1) Community Banking Wealth Management Mortgage Insurance

4 Renasant Footprint *Republic Business Credit operates on a nationwide basis. Locations in California, Illinois and Texas are not shown.

Second Quarter Highlights 5 • Net income of $28.6 million with diluted EPS of $0.51; adjusted net income (non-GAAP)* of $46.7 million with adjusted diluted EPS (non-GAAP)* of $0.83 • The securities portfolio decreased $584.2 million on a linked quarter basis, primarily due to the sale of available-for-sale securities, which generated $489 million in proceeds. The Company recognized a pre-tax loss of $22.4 million and used the sale proceeds to pay down FHLB borrowings • Net interest margin decreased 21 basis points to 3.45% on a linked quarter basis • Loans increased $164.1 million, or 5.6% annualized • Deposits increased $183.3 million, driven by an increase in brokered deposits of $224 million • Cost of deposits increased 51 basis points on a linked quarter basis to 1.50%, and noninterest-bearing deposits now represent 27.5% of total deposits • The ratio of allowance for credit losses on loans to total loans was relatively stable at 1.63% • Loans 30-89 days past due and nonperforming loans represented 0.10% and 0.77%, respectively, of total loans * Adjusted Net Income and Adjusted Diluted EPS are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”.

Financial Condition

Total Assets 7 Note: Dollars in millions $16,618 $16,471 $16,988 $17,474 $17,224 $13 ,500 $14 ,000 $14 ,500 $15 ,000 $15 ,500 $16 ,000 $16 ,500 $17 ,000 $17 ,500 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023

Loans and Yields 8 Note: Dollars in millions * Other loans are comprised of installment loans to individuals and lease financing, which both have historically constituted less than 5% of the total loan portfolio. ** Core Loan Yield is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. $10,604 $11,105 $11,578 $11,766 $11,931 4.12% 4.57% 5.19% 5.68% 5.93% 3.96% 4.52% 5.16% 5.64% 5.89% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 1-4 Family Mortgage Commercial Mortgage Construction Other* C&I Loan Yield Core Loan Yield**

Deposit Mix and Pricing 9 Note: Dollars in millions *Includes money market $13,764 $13,432 $13,487 $13,912 $14,095 0.15% 0.21% 0.52% 0.99% 1.50% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Noninterest-bearing Interest-bearing* Savings Brokered Time Cost of deposits

Core Deposit Funding 27% 45% 7% 13% 8% Noninterest-bearing Interest-bearing* Savings Time Brokered • Average deposit account is $29 thousand; commercial and consumer deposit accounts, excluding time deposit accounts, average approximately $72 thousand and $13 thousand, respectively • Top 20 depositors, excluding public funds, comprise less than 3% of total deposits 10 Deposits as of June 30, 2023 ($14.1 Billion) Mix of Average Deposits Noninterest-bearing demand 34.34% 32.58% 29.48 % Interest-bearing demand* 47.87 45.05 44.62 Savings 8.29 7.82 7.33 Brokered deposits 0.00 2.94 5.91 Time deposits 9.50 11.61 12.66 Total 100.00% 100.00% 100.00% 1Q23 2Q232Q22 *Includes money market $13,254 $13,055 $13,015 $233 $857 $1,080 $13,487 $13,912 $14,095 12/31/2022 3/31/2023 6/30/2023 Other Deposits Brokered Deposits 2023 Deposit Trends (in millions)

Diversified Deposits 11 Note: As of June 30, 2023 Consumer 44% Commercial 34% Brokered 8% Public Funds 14% CommercialCustomer Construction 16% Professional Services 10% Real Estate 14% Financial 10% Manufacturing 7% Trade 12% Health Care 6% Other Services 17% Other 8%

Strong Liquidity Position 12 Note: Dollars in millions 77% 83% 86% 85% 85% $1 $1 $1 $1 $1 $1 $1 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Loans to Deposits 24.24% 20.66% 20.21% 20.92% 18.41% $0 $0 $0 $0 $0 $0 $0 $0 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Cash and Securities to Total Assets Average Interest Earning Asset Mix 77% 1% 19% 3% 2Q 2023 Loans Held for Investment Loans Held for Sale Securities Interest Bearing Balances with Banks

Available Liquidity and Uninsured Deposits 13Note: As of June 30, 2023; dollars in billions (1) Approximately $500 million of the unencumbered securities are placed at the Fed (2) Includes untapped brokered CDs (per internal policy guidelines) and unsecured lines of credit $7.5 $3.9 Available sources Uninsured and uncollateralized deposits Uninsured Deposits Uninsured to Total Deposits Uncollateralized 3.9$ 27.5% Collateralized public funds 1.4 10.3% Total 5.3$ 37.8% Internal Sources Cash and cash equivalents 0.9$ Unencumbered securities(1) 1.2 External Sources FHLB borrowing capacity 3.5 Other(2) 1.9 Total 7.5$ Liquidity Sources

Securities Portfolio 14 Composition 33% 39% 10% 14% 3% 1% Agency MBS Agency CMO Agency CMBS Municipal SBA Other • Book value of $2.2 billion or 12.9% of total assets • Taxable equivalent yield of 2.04% • Duration of 4.9 years • 57% of portfolio HTM o 10% of HTM are CRA investments o 23% of HTM are Municipals • Unrealized losses in AOCI on securities totaled $265.1 million ($198.8 million, net of tax); unrealized losses not in AOCI on HTM securities totaled $85.9 million (64.0 million, net of tax) • Securities runoff of approximately $55 to $65 million per quarter expected in the next 12 months due to principal payments Highlights $2.2 Billion Note: As of June 30, 2023

Subordinated Notes $336,327 ACL $167,921 Trust Preferred $108,919 Common Equity Tier 1 $1,415,626 1 Capital Position 15 Tier 1 $1,525 Tier 2 $504 Regulatory Capital as of June 30, 2023 • $100 million stock repurchase program is in effect through October 2023; there was no buyback activity in the second quarter of 2023 • Consistent dividend payment history, including through the 2008 financial crisis Capital Highlights Note: Dollars in millions * Tangible Common Equity is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. Ratio Tangible Common Equity* 7.13% 7.37 % Leverage 9.18 9.22 Tier 1 Risk Based 10.98 11.09 Total Risk Based 14.68 14.76 Common Tier 1 Equity 10.19 10.30 2Q 20231Q 2023 • Unrealized losses on the HTM portfolio would have a negative impact of 50 basis points on the TCE ratio • Unrealized losses on both HTM and AFS would have a negative impact of 177 basis points on CET1 and the Company would remain above well-capitalized thresholds

Asset Quality

2.32% 2.00% 2.50% 3.00% 3.50% 4.00% $200,000 $250,000 $300,000 $350,000 $400,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Criticized Loans/Total Loans Criticized Loans % of Total Loans ($ in thousands) 0.10% 0.00% 0.50% 1.00% 1.50% 2.00% $- $25,000 $50,000 $75,000 $100,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Loans 30-89 Days Past Due/ Total Loans 30-89 DPD % of Total Loans ($ in thousands) Asset Quality 17

0.56% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% $- $50,000 $100,000 $150,000 $200,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 NPAs/Total Assets Nonperforming loans OREO % of Assets ($ in thousands) 0.13% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% $- $5,000 $10,000 $15,000 $20,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net Charge-offs / Average Loans Net charge-offs % of Avg Loans ($ in thousands) Asset Quality 18

1.63% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Allowance/Total Loans Allowance % of Total Loans ($ in thousands) 212% 100% 150% 200% 250% 300% 350% 400% $140,000 $150,000 $160,000 $170,000 $180,000 $190,000 $200,000 $210,000 $220,000 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Allowance/Nonperforming Loans Allowance % of Total NPLs ($ in thousands) ACL Metrics 19

ACL Summary ($ in thousands) ACL ACL as a % of Loans ACL ACL as a % of Loans Commercial, Financial, Agricultural 44,680$ 2.56 41,283$ 2.38 Lease Financing Receivables 2,437 2.02 2,480 2.03 Real Estate - 1-4 Family Mortgage 45,964 1.41 46,799 1.40 Real Estate - Commercial Mortgage 72,793 1.42 75,335 1.43 Real Estate - Construction 19,959 1.40 19,125 1.39 Installment loans to individuals 9,459 8.21 9,369 8.62 Allowance for Credit Losses on Loans 195,292 1.66 194,391 1.63 Allowance for Credit Losses on Deferred Interest 1,248 1,231 Reserve for Unfunded Commitments 18,618 17,618 Total Reserves 215,158$ 213,240$ 6/30/20233/31/2023 20

Loss Absorption Capacity 21 ($ in thousands) 6/30/2023 Allowance for Credit Losses on Loans 194,391$ Reserve for Unfunded Commitments 17,618 Purchase Accounting Discounts 11,005 Total Loss Absorption Capacity 223,014$

Profitability

Net Income & Adjusted Pre- Provision Net Revenue* 23 $39.7 $46.6 $46.3 $46.1 $28.6 $54.2 $67.0 $72.2 $63.9 $59.7 1.31% 1.60% 1.73% 1.51% 1.38% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Net Income P Adj. PPNR (non-GAAP)* Adj. PPNR /Avg. Assets (non-GAAP)* Note: Dollars in millions *Adjusted Pre-Provision Net Revenue and Adjusted Pre-Provision Net Revenue/Average Assets are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”.

Diluted Earnings per Share Reported and Adjusted* 24 $.71 $.83 $.82 $.82 $.51 $.72 $.79 $.89 $.82 $.83 $- $0.20 $0.40 $0.60 $0.80 $1.00 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Diluted EPS (GAAP) Adjusted Diluted EPS (non-GAAP)* * Adjusted Diluted EPS is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”.

Profitability Ratios 25 7.31% 8.50% 8.58% 8.55% 5.18% 13.81% 14.87% 17.35% 16.29% 15.94% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 ROE (GAAP) ROTCE (Adjusted) (non-GAAP)* *ROAA (Adjusted) and ROTCE (Adjusted) are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”. 0.96% 1.11% 1.11% 1.09% 0.66% 0.98% 1.05% 1.20% 1.09% 1.08% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 ROAA (GAAP) ROAA (Adjusted) (non-GAAP)* Return on Average Equity (ROE)Return on Average Assets (ROAA)

Net Interest Income (FTE) & Net Interest Margin 26 $115.3 $132.4 $140.6 $138.5 $133.1 3.11% 3.54% 3.78% 3.66% 3.45% 3.00% 3.50% 3.76% 3.63% 3.43% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Core NII (FTE)(Non-GAAP)* Non-Core NII NIM Core NIM (Non-GAAP)* Note: Dollars in millions *Core Net Interest Income (FTE) and Core Net Interest Margin are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading “Non-GAAP Reconciliations”.

Noninterest Income 27 Service Charges 24% Fees and Commissions 13% Insurance 7% Wealth Management 13% Mortgage Banking 25% Other 18% 2Q 2023 – Noninterest Income* Contribution • Noninterest income decreased $20.1 million in the second quarter primarily due to losses of $22.4 million on securities sales. $37.2 $41.2 $33.4 $37.3 $17.2 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Note: Dollars in millions *Excludes losses of $22.4 million on securities sales.

Mortgage Banking 28 Mortgage MixMortgage banking income Gain on sale margin* *Gain on sale margin excludes pipeline fair value adjustments and buyback reserve activity included in “Gain on sales of loans, net” in the table above ($ in thousands) 2Q22 1Q23 2Q23 Gain on sales of loans, net 3,490$ 4,770$ 4,646$ Fees, net 3,064 1,806 2,859 Mortgage servicing (loss) income, net 1,762 1,941 2,266 Mortgage banking income, net 8,316$ 8,517$ 9,771$ 1.27% 1.03% 1.64% 1.15% 1.66% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 $0.9 $0.6 $0.5 $0.6 $0.6 $- $0 $0 $0 $0 $1 $1 $1 $1 $1 $1 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Locked Volume (in billions) (in %) 2Q22 1Q23 2Q23 Wholesale 39 36 42 Retail 61 64 58 Purchase 80 86 91 Refinance 20 14 9

Noninterest Expense and Efficiency Ratio

RENASANT CORPORATION Understanding You.

($ in thousands)	1Q23	2Q23	Change
Salaries and employee benefits	$ 69,832	$ 70,637	$ 805
Data processing	3,633	3,684	51
Net occupancy and equipment	11,405	11,865	460
Professional fees	3,467	4,012	545
Other	19,371	18,967	(404)
Total	$ 107,708	$ 109,165	$ 1,457



Efficiency Ratio
64%
62%
59%
59%
58%
56%
61%
61%
73%
63%
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2023
Efficiency Ratio (GAAP)
Adjusted Efficiency Ratio (non-GAAP)*



2Q 2023 – Noninterest Expense Mix
Other 17%
Professional fees 4%
Net occupancy and equipment 11%
Data processing 3%
Salaries and employee benefits 65%

- Noninterest expense increased $1.5 million during the second quarter of 2023. Increases in salaries and benefits related to annual merit increases contributed to the increase in noninterest expense.

*Adjusted Efficiency Ratio is a non-GAAP financial measure. A reconciliation of GAAP to non-GAAP financial measures is included in the earnings release furnished to the SEC on the same Form 8-K as this presentation under the heading "Non-GAAP Reconciliations".

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Appendix

Non-Owner Occupied CRE – Term* 31 Composition Highlights 16% 10% 9% 18%9% 11% 18% 9% Warehouse/Industrial Hotels Self Storage Multi-family Medical Office Building Office (non-medical) Retail Senior Housing • 30.0% of total loans • Non-performing loans of 0.50% • 30-89 days past due of 0.02% • Average loan size of $1.8 million • Weighted average LTV of 56.8% Note: As of June 30, 2023. LTV is calculated using the most recent appraisal available. *Excludes construction

Construction 32 23% 7% 1% 30% 5% 6% 12% 10% 3%3% 1-4 Family Commercial Owner-Occupied Condominium Multi-family Office Retail Self Storage Warehouse / Industrial Hotels Senior Housing • 11.5% of total loans • No past due or nonaccrual • Average loan size of $1.9 million • Weighted average LTV of 59.0% Composition Highlights Note: As of June 30, 2023. LTV is calculated using the most recent appraisal available.

Office and Retail 33 Retail • $376 million portfolio • 0.05% past due or nonaccrual • Average loan size of $1.0 million • Weighted average LTV of 58.2% Office • $649 million portfolio • 0.43% past due or nonaccrual • Average loan size of $1.1 million • Weighted average LTV of 57.1% Note: As of June 30, 2023; includes term (excluding construction), non-owner occupied credits. Office portfolio excludes medical. LTV is calculated using the most recent appraisal available.

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